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Exhibit 99.1

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended March 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,683	$—	$7,683	$197	$7,486
Costs of sales	6,117	(524)	5,593	(135)	5,458

Gross margin	1,566	(524)	2,090	62	2,028
Selling, general and administrative expenses	1,187	(27)	1,160	(42)	1,118
Research and development expenses	1,172	—	1,172	(11)	1,161
Reorganization of businesses	241	(241)	—	—	—
Other charges	72	(72)	—	—	—

Operating earnings (loss)	(1,106)	(864)	(242)	9	(251)
Other income/(expense)
Interest expense, net	(61)	—	(61)	(2)	(59)
Gains on sales of investments and businesses	614	614	—	—	—
Other	(38)	(29)	(9)	—	(9)

Earnings (loss) before income taxes	(591)	(279)	(312)	7	(319)
Income tax provision	(58)	(48)	(106)	(2)	(108)

Net earnings (loss)	$(533)	$(327)	$(206)	$5	$(211)

Net loss per common share
Basic	$(0.24)				$(0.10)
Diluted	$(0.24)				$(0.10)
Weighted average common shares outstanding
Basic	2,194.0				2,194.0
Diluted	2,194.0				2,194.0
Dividends paid per share	$0.04				$0.04
Net margin on sales	-6.9%				-2.8%
Return on average invested capital	1.5%
	For the Quarter Ended April 1, 2000
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$8,720	$—	$8,720	$210	$8,510
Costs of sales	5,570	—	5,570	(141)	5,429

Gross margin	3,150	—	3,150	69	3,081
Selling, general and administrative expenses	1,443	(30)	1,413	(50)	1,363
Research and development expenses	1,015	—	1,015	(12)	1,003
Reorganization of businesses	—	—	—	—	—
Other charges	110	(110)	—	—	—

Operating earnings (loss)	582	(140)	722	7	715
Other income/(expense)
Interest expense, net	(31)	—	(31)	(1)	(30)
Gains on sales of investments and businesses	101	101	—	—	—
Other	(12)	—	(12)	—	(12)

Earnings (loss) before income taxes	640	(39)	679	6	673
Income tax provision	192	5	197	(2)	195

Net earnings (loss)	$448	$(34)	$482	$4	$478

Net earnings per common share
Basic	$0.21				$0.22
Diluted	$0.20				$0.21
Weighted average common shares outstanding
Basic	2,146.2				2,146.2
Diluted	2,267.7				2,267.7
Dividends paid per share	$0.04				$0.04
Net margin on sales	5.1%				5.6%
Return on average invested capital	6.6%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended June 30, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,486	$—	$7,486	$194	$7,292
Costs of sales	5,836	(307)	5,529	(134)	5,395

Gross margin	1,650	(307)	1,957	60	1,897
Selling, general and administrative expenses	1,143	(19)	1,124	(37)	1,087
Research and development expenses	1,086	—	1,086	(12)	1,074
Reorganization of businesses	619	(619)	—	—	—
Other charges	99	(99)	—	—	—

Operating earnings (loss)	(1,297)	(1,044)	(253)	11	(264)
Other income/(expense)
Interest expense, net	(104)	—	(104)	(2)	(102)
Gains on sales of investments and businesses	742	742	—	—	—
Other	(189)	(194)	5	—	5

Earnings (loss) before income taxes	(848)	(496)	(352)	9	(361)
Income tax provision	(89)	(31)	(120)	(3)	(123)

Net earnings (loss)	$(759)	$(527)	$(232)	$6	$(238)

Net loss per common share
Basic	$(0.35)				$(0.11)
Diluted	$(0.35)				$(0.11)
Weighted average common shares outstanding
Basic	2,202.9				2,202.9
Diluted	2,202.9				2,202.9
Dividends paid per share	$0.04				$0.04
Net margin on sales	-10.1%				-3.3%
	For the Quarter Ended July 1, 2000
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$9,201	$—	$9,201	$188	$9,013
Costs of sales	5,892	—	5,892	(122)	5,770

Gross margin	3,309	—	3,309	66	3,243
Selling, general and administrative expenses	1,457	(68)	1,389	(55)	1,334
Research and development expenses	1,107	—	1,107	(14)	1,093
Reorganization of businesses	—	—	—	—	—
Other charges	306	(306)	—	—	—

Operating earnings (loss)	439	(374)	813	(3)	816
Other income/(expense)
Interest expense, net	(38)	—	(38)	(1)	(37)
Gains on sales of investments and businesses	19	19	—	—	—
Other	—	—	—	—	—

Earnings (loss) before income taxes	420	(355)	775	(4)	779
Income tax provision	216	8	224	1	225

Net earnings (loss)	$204	$(347)	$551	$(3)	$554

Net earnings per common share
Basic	$0.09				$0.26
Diluted	$0.09				$0.25
Weighted average common shares outstanding
Basic	2,165.0				2,165.0
Diluted	2,249.7				2,249.7
Dividends paid per share	$0.04				$0.04
Net margin on sales	2.2%				6.1%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended September 29, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,392	$—	$7,392	$162	$7,230
Costs of sales	5,681	(98)	5,583	(117)	5,466

Gross margin	1,711	(98)	1,809	45	1,764
Selling, general and administrative expenses	916	(39)	877	(28)	849
Research and development expenses	1,037	—	1,037	(8)	1,029
Reorganization of businesses	133	(133)	—	—	—
Other charges	1,408	(1,408)	—	—	—

Operating earnings (loss)	(1,783)	(1,678)	(105)	9	(114)
Other income/(expense)
Interest expense, net	(140)	(22)	(118)	(2)	(116)
Gains on sales of investments and businesses	542	542	—	—	—
Other	(838)	(830)	(8)	—	(8)

Earnings (loss) before income taxes	(2,219)	(1,988)	(231)	7	(238)
Income tax provision	(811)	733	(78)	(2)	(80)

Net earnings (loss)	$(1,408)	$(1,255)	$(153)	$5	$(158)

Net loss per common share
Basic	$(0.64)				$(0.07)
Diluted	$(0.64)				$(0.07)
Weighted average common shares outstanding
Basic	2,217.1				2,217.1
Diluted	2,217.1				2,217.1
Dividends paid per share	$0.04				$0.04
Net margin on sales	-19.0%				-2.2%
	For the Quarter Ended September 30, 2000
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$9,431	$—	$9,431	$187	$9,244
Costs of sales	6,522	(499)	6,023	(139)	5,884

Gross margin	2,909	(499)	3,408	48	3,360
Selling, general and administrative expenses	1,340	(60)	1,280	(44)	1,236
Research and development expenses	1,171	—	1,171	(14)	1,157
Reorganization of businesses	220	(220)	—	—	—
Other charges	90	(90)	—	—	—

Operating earnings (loss)	88	(869)	957	(10)	967
Other income/(expense)
Interest expense, net	(51)	—	(51)	(1)	(50)
Gains on sales of investments and businesses	727	727	—	—	—
Other	(6)	(2)	(4)	—	(4)

Earnings (loss) before income taxes	758	(144)	902	(11)	913
Income tax provision	227	32	259	4	263

Net earnings (loss)	$531	$(112)	$643	$(7)	$650

Net earnings per common share
Basic	$0.24				$0.30
Diluted	$0.23				$0.29
Weighted average common shares outstanding
Basic	2,182.3				2,182.3
Diluted	2,266.0				2,266.0
Dividends paid per share	$0.04				$0.04
Net margin on sales	5.6%				7.0%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,312	$—	$7,312	$—	$7,312
Costs of sales	5,394	(152)	5,242	—	5,242

Gross margin	1,918	(152)	2,070	—	2,070
Selling, general and administrative expenses	1,110	(40)	1,070	—	1,070
Research and development expenses	1,023	—	1,023	—	1,023
Reorganization of businesses	865	(865)	—	—	—
Other charges	537	(537)	—	—	—

Operating loss	(1,617)	(1,594)	(23)	—	(23)
Other income/(expense)
Interest expense, net	(108)	—	(108)	—	(108)
Gains on sales of investments and businesses	33	33	—	—	—
Other	(161)	(159)	(2)	—	(2)

Loss before income taxes	(1,853)	(1,720)	(133)	—	(133)
Income tax provision	(616)	573	(43)	—	(43)

Net loss	$(1,237)	$(1,147)	$(90)	$—	$(90)

Net loss per common share
Basic	$(0.55)				$(0.04)
Diluted	$(0.55)				$(0.04)
Weighted average common shares outstanding
Basic	2,236.8				2,236.8
Diluted	2,236.8				2,236.8
Dividends paid per share	$0.04				$0.04
Net margin on sales	-16.9%				-1.2%
	For the Quarter Ended December 31, 2000
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$9,994	$—	$9,994	$240	$9,754
Costs of sales	7,184	(388)	6,796	(161)	6,635

Gross margin	2,810	(388)	3,198	79	3,119
Selling, general and administrative expenses	1,493	(61)	1,432	(44)	1,388
Research and development expenses	1,144	—	1,144	(17)	1,127
Reorganization of businesses	376	(376)	—	—	—
Other charges	11	(11)	—	—	—

Operating earnings (loss)	(214)	(836)	622	18	604
Other income/(expense)
Interest expense, net	(51)	—	(51)	—	(51)
Gains on sales of investments and businesses	723	723	—	—	—
Other	(45)	—	(45)	—	(45)

Earnings (loss) before income taxes	413	(113)	526	18	508
Income tax provision	278	(127)	151	(5)	146

Net earnings (loss)	$135	$(240)	$375	$13	$362

Net earnings per common share
Basic	$0.06				$0.17
Diluted	$0.06				$0.16
Weighted average common shares outstanding
Basic	2,188.7				2,188.7
Diluted	2,240.6				2,240.6
Dividends paid per share	$0.04				$0.04
Net margin on sales	1.4%				3.7%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Year Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$29,873	$—	$29,873	$553	$29,320
Costs of sales	23,028	(1,081)	21,947	(386)	21,561

Gross margin	6,845	(1,081)	7,926	167	7,759
Selling, general and administrative expenses	4,356	(125)	4,231	(107)	4,124
Research and development expenses	4,318	—	4,318	(31)	4,287
Reorganization of businesses	1,858	(1,858)	—	—	—
Other charges	2,116	(2,116)	—	—	—

Operating earnings (loss)	(5,803)	(5,180)	(623)	29	(652)
Other income/(expense)
Interest expense, net	(413)	(22)	(391)	(6)	(385)
Gains on sales of investments and businesses	1,931	1,931	—	—	—
Other	(1,226)	(1,212)	(14)	—	(14)

Earnings (loss) before income taxes	(5,511)	(4,483)	(1,028)	23	(1,051)
Income tax provision	(1,574)	1,227	(347)	(7)	(354)

Net earnings (loss)	$(3,937)	$(3,256)	$(681)	$16	$(697)

Net loss per common share
Basic	$(1.78)				$(0.31)
Diluted	$(1.78)				$(0.31)
Weighted average common shares outstanding
Basic	2,213.3				2,213.3
Diluted	2,213.3				2,213.3
Dividends paid per share	$0.16				$0.16
Net margin on sales	-13.2%				-2.4%
Return on average invested capital	-18.0%
	For the Year Ended December 31, 2000
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$37,346	$—	$37,346	$825	$36,521
Costs of sales	25,168	(887)	24,281	(564)	23,717

Gross margin	12,178	(887)	13,065	261	12,804
Selling, general and administrative expenses	5,733	(219)	5,514	(193)	5,321
Research and development expenses	4,437	—	4,437	(57)	4,380
Reorganization of businesses	596	(596)	—	—	—
Other charges	517	(517)	—	—	—

Operating earnings (loss)	895	(2,219)	3,114	11	3,103
Other income/(expense)
Interest expense, net	(171)	—	(171)	(3)	(168)
Gains on sales of investments and businesses	1,570	1,570	—	—	—
Other	(63)	(2)	(61)	—	(61)

Earnings (loss) before income taxes	2,231	(651)	2,882	8	2,874
Income tax provision	913	(82)	831	(2)	829

Net earnings (loss)	$1,318	$(733)	$2,051	$6	$2,045

Net earnings per common share
Basic	$0.61				$0.94
Diluted	$0.58				$0.91
Weighted average common shares outstanding
Basic	2,170.1				2,170.1
Diluted	2,256.6				2,256.6
Dividends paid per share	$0.16				$0.16
Net margin on sales	3.5%				5.6%
Return on average invested capital	6.3%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the three months ended March 31, 2001 and April 1, 2000.

	For the Quarter Ended March 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,275	$—	$2,275	-30%
Global Telecom Solutions Segment	1,669	—	1,669	-6%
Commercial, Govt, and Industrial Solutions Segment	1,043	154	889	2%
Broadband Communications Segment	818	—	818	21%
Semiconductor Products Segment	1,483	—	1,483	-22%
Integrated Electronic Systems Segment	637	—	637	-5%
Other Products Segment	245	43	202	8%
Adjustments & Eliminations	(487)	—	(487)	39%

Segment Totals	$7,683	$197	$7,486	-12%

	For the Quarter Ended April 1, 2000
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$3,232	$—	$3,232
Global Telecom Solutions Segment	1,770	—	1,770
Commercial, Govt, and Industrial Solutions Segment	993	122	871
Broadband Communications Segment	678	—	678
Semiconductor Products Segment	1,900	—	1,900
Integrated Electronic Systems Segment	690	16	674
Other Products Segment	259	72	187
Adjustments & Eliminations	(802)	—	(802)

Segment Totals	$8,720	$210	$8,510

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's operating earnings (loss) by reportable segment for the three months ended March 31, 2001 and April 1, 2000.

	For the Quarter Ended March 31, 2001
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(880)	$(498)	$(382)	$—	$(382)	-17%
Global Telecom Solutions Segment	27	(15)	42	—	42	3%
Commercial, Govt, and Industrial Solutions Segment	(6)	(63)	57	14	43	5%
Broadband Communications Segment	101	(17)	118	—	118	14%
Semiconductor Products Segment	(251)	(156)	(95)	—	(95)	-6%
Integrated Electronic Systems Segment	7	(15)	22	—	22	3%
Other Products Segment	(97)	(77)	(20)	(5)	(15)	-7%
Adjustments & Eliminations	30	—	30	—	30	-6%

Segment Totals	(1,069)	(841)	(228)	9	(237)	-3%
General Corporate	(37)	(23)	(14)	—	(14)

Operating Earnings (Loss)	$(1,106)	$(864)	$(242)	$9	$(251)	-3%

	For the Quarter Ended April 1, 2000
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$68	$(4)	$72	$—	$72	2%
Global Telecom Solutions Segment	279	(1)	280	—	280	16%
Commercial, Govt, and Industrial Solutions Segment	85	(13)	98	10	88	10%
Broadband Communications Segment	85	(8)	93	—	93	14%
Semiconductor Products Segment	145	(5)	150	—	150	8%
Integrated Electronic Systems Segment	50	(1)	51	1	50	7%
Other Products Segment	(10)	(8)	(2)	(4)	2	1%
Adjustments & Eliminations	(3)	—	(3)	—	(3)	0%

Segment Totals	699	(40)	739	7	732	9%
General Corporate	(117)	(100)	(17)	—	(17)

Operating Earnings (Loss)	$582	$(140)	$722	$7	$715	8%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the three months ended June 30, 2001 and July 1, 2000.

	For the Quarter Ended June 30, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,493	$—	$2,493	-25%
Global Telecom Solutions Segment	1,649	—	1,649	-14%
Commercial, Govt, and Industrial Solutions Segment	1,038	161	877	-13%
Broadband Communications Segment	820	—	820	7%
Semiconductor Products Segment	1,250	—	1,250	-38%
Integrated Electronic Systems Segment	549	—	549	-19%
Other Products Segment	248	33	215	16%
Adjustments & Eliminations	(561)	—	(561)	35%

Segment Totals	$7,486	$194	$7,292	-19%

	For the Quarter Ended July 1, 2000
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$3,328	$—	$3,328
Global Telecom Solutions Segment	1,911	—	1,911
Commercial, Govt, and Industrial Solutions Segment	1,133	128	1,005
Broadband Communications Segment	768	—	768
Semiconductor Products Segment	2,000	—	2,000
Integrated Electronic Systems Segment	678	—	678
Other Products Segment	245	60	185
Adjustments & Eliminations	(862)	—	(862)

Segment Totals	$9,201	$188	$9,013

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's operating earnings (loss) by reportable segment for the three months ended June 30, 2001 and July 1, 2000.

	For the Quarter Ended June 30, 2001
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(593)	$(398)	$(195)	$—	$(195)	-8%
Global Telecom Solutions Segment	(106)	(177)	71	—	71	4%
Commercial, Govt, and Industrial Solutions Segment	16	(61)	77	17	60	7%
Broadband Communications Segment	55	(86)	141	—	141	17%
Semiconductor Products Segment	(444)	(134)	(310)	—	(310)	-25%
Integrated Electronic Systems Segment	(33)	(37)	4	—	4	1%
Other Products Segment	(168)	(114)	(54)	(6)	(48)	-22%
Adjustments & Eliminations	67	—	67	—	67	-12%

Segment Totals	(1,206)	(1,007)	(199)	11	(210)	-3%
General Corporate	(91)	(37)	(54)	—	(54)

Operating Earnings (Loss)	$(1,297)	$(1,044)	$(253)	$11	$(264)	-4%

	For the Quarter Ended July 1, 2000
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$148	$(4)	$152	$—	$152	5%
Global Telecom Solutions Segment	248	(2)	250	—	250	13%
Commercial, Govt, and Industrial Solutions Segment	114	(9)	123	7	116	12%
Broadband Communications Segment	107	(13)	120	—	120	16%
Semiconductor Products Segment	(43)	(248)	205	—	205	10%
Integrated Electronic Systems Segment	40	(7)	47	—	47	7%
Other Products Segment	(153)	(92)	(61)	(10)	(51)	-28%
Adjustments & Eliminations	3	1	2	—	2	0%

Segment Totals	464	(374)	838	(3)	841	9%
General Corporate	(25)	—	(25)	—	(25)

Operating Earnings (Loss)	$439	$(374)	$813	$(3)	$816	9%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the three months ended September 29, 2001 and September 30, 2000.

	For the Quarter Ended September 29, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,693	$—	$2,693	-16%
Global Telecom Solutions Segment	1,759	—	1,759	-8%
Commercial, Govt, and Industrial Solutions Segment	1,027	141	886	-12%
Broadband Communications Segment	637	—	637	-31%
Semiconductor Products Segment	1,080	—	1,080	-48%
Integrated Electronic Systems Segment	513	—	513	-30%
Other Products Segment	140	21	119	-46%
Adjustments & Eliminations	(457)	—	(457)	45%

Segment Totals	$7,392	$162	$7,230	-22%

	For the Quarter Ended September 30, 2000
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$3,214	$—	$3,214
Global Telecom Solutions Segment	1,909	—	1,909
Commercial, Govt, and Industrial Solutions Segment	1,141	137	1,004
Broadband Communications Segment	917	—	917
Semiconductor Products Segment	2,071	—	2,071
Integrated Electronic Systems Segment	737	—	737
Other Products Segment	272	50	222
Adjustments & Eliminations	(830)	—	(830)

Segment Totals	$9,431	$187	$9,244

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's operating earnings (loss) by reportable segment for the three months ended September 29, 2001 and September 30, 2000.

	For the Quarter Ended September 29, 2001
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(233)	$(284)	$51	$—	$51	2%
Global Telecom Solutions Segment	(996)	(1,024)	28	—	28	2%
Commercial, Govt, and Industrial Solutions Segment	16	(64)	80	14	66	7%
Broadband Communications Segment	46	(67)	113	—	113	18%
Semiconductor Products Segment	(418)	(107)	(311)	—	(311)	-29%
Integrated Electronic Systems Segment	(46)	(35)	(11)	—	(11)	-2%
Other Products Segment	(136)	(48)	(88)	(5)	(83)	-70%
Adjustments & Eliminations	63	—	63	—	63	-14%

Segment Totals	(1,704)	(1,629)	(75)	9	(84)	-1%
General Corporate	(79)	(49)	(30)	—	(30)

Operating Earnings (Loss)	$(1,783)	$(1,678)	$(105)	$9	$(114)	-2%

	For the Quarter Ended September 30, 2000
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(190)	$(392)	$202	$—	$202	6%
Global Telecom Solutions Segment	122	(111)	233	—	233	12%
Commercial, Govt, and Industrial Solutions Segment	112	(11)	123	(2)	125	12%
Broadband Communications Segment	52	(97)	149	—	149	16%
Semiconductor Products Segment	57	(155)	212	—	212	10%
Integrated Electronic Systems Segment	21	(29)	50	—	50	7%
Other Products Segment	(151)	(67)	(84)	(8)	(76)	-34%
Adjustments & Eliminations	1	(1)	2	—	2	0%

Segment Totals	24	(863)	887	(10)	897	10%
General Corporate	64	(6)	70	—	70

Operating Earnings (Loss)	$88	$(869)	$957	$(10)	$967	10%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the three months ended December 31, 2001 and December 31, 2000.

	For the Quarter Ended December 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,975	$—	$2,975	-14%
Global Telecom Solutions Segment	1,365	—	1,365	-32%
Commercial, Govt, and Industrial Solutions Segment	1,198	—	1,198	8%
Broadband Communications Segment	579	—	579	-45%
Semiconductor Products Segment	1,123	—	1,123	-41%
Integrated Electronic Systems Segment	540	—	540	-29%
Other Products Segment	122	—	122	-46%
Adjustments & Eliminations	(590)	—	(590)	25%

Segment Totals	$7,312	$—	$7,312	-25%

	For the Quarter Ended December 31, 2000
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$3,472	$—	$3,472
Global Telecom Solutions Segment	2,007	—	2,007
Commercial, Govt, and Industrial Solutions Segment	1,294	185	1,109
Broadband Communications Segment	1,053	—	1,053
Semiconductor Products Segment	1,905	—	1,905
Integrated Electronic Systems Segment	764	—	764
Other Products Segment	281	55	226
Adjustments & Eliminations	(782)	—	(782)

Segment Totals	$9,994	$240	$9,754

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's operating earnings (loss) by reportable segment for the three months ended December 31, 2001 and December 31, 2000.

	For the Quarter Ended December 31, 2001
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$121	$(87)	$208	$—	$208	7%
Global Telecom Solutions Segment	(334)	(225)	(109)	—	(109)	-8%
Commercial, Govt, and Industrial Solutions Segment	26	(155)	181	—	181	15%
Broadband Communications Segment	(7)	(85)	78	—	78	13%
Semiconductor Products Segment	(798)	(514)	(284)	—	(284)	-25%
Integrated Electronic Systems Segment	(99)	(72)	(27)	—	(27)	-5%
Other Products Segment	(115)	(49)	(66)	—	(66)	-54%
Adjustments & Eliminations	76	—	76	—	76	-13%

Segment Totals	(1,130)	(1,187)	57	—	57	1%
General Corporate	(487)	(407)	(80)	—	(80)

Operating Loss	$(1,617)	$(1,594)	$(23)	$—	$(23)	0%

	For the Quarter Ended December 31, 2000
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(358)	$(456)	$98	$—	$98	3%
Global Telecom Solutions Segment	163	(21)	184	—	184	9%
Commercial, Govt, and Industrial Solutions Segment	132	(66)	198	22	176	16%
Broadband Communications Segment	123	(42)	165	—	165	16%
Semiconductor Products Segment	43	(148)	191	—	191	10%
Integrated Electronic Systems Segment	57	(17)	74	—	74	10%
Other Products Segment	(188)	(80)	(108)	(4)	(104)	-46%
Adjustments & Eliminations	(67)	—	(67)	—	(67)	9%

Segment Totals	(95)	(830)	735	18	717	7%
General Corporate	(119)	(6)	(113)	—	(113)

Operating Earnings (Loss)	$(214)	$(836)	$622	$18	$604	6%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the years ended December 31, 2001 and December 31, 2000.

	For the Year Ended December 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2000
Personal Communications Segment	$10,436	$—	$10,436	-21%
Global Telecom Solutions Segment	6,442	—	6,442	-15%
Commercial, Govt, and Industrial Solutions Segment	4,306	456	3,850	-3%
Broadband Communications Segment	2,854	—	2,854	-16%
Semiconductor Products Segment	4,936	—	4,936	-37%
Integrated Electronic Systems Segment	2,239	—	2,239	-22%
Other Products Segment	755	97	658	-20%
Adjustments & Eliminations	(2,095)	—	(2,095)	36%

Segment Totals	$29,873	$553	$29,320	-20%

	For the Year Ended December 31, 2000
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$13,246	$—	$13,246
Global Telecom Solutions Segment	7,597	—	7,597
Commercial, Govt, and Industrial Solutions Segment	4,561	572	3,989
Broadband Communications Segment	3,416	—	3,416
Semiconductor Products Segment	7,876	—	7,876
Integrated Electronic Systems Segment	2,869	16	2,853
Other Products Segment	1,057	237	820
Adjustments & Eliminations	(3,276)	—	(3,276)

Segment Totals	$37,346	$825	$36,521

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's operating earnings (loss) by reportable segment for the years ended December 31, 2001 and December 31, 2000.

	For the Year Ended December 31, 2001
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(1,585)	$(1,267)	$(318)	$—	$(318)	-3%
Global Telecom Solutions Segment	(1,409)	(1,441)	32	—	32	0%
Commercial, Govt, and Industrial Solutions Segment	52	(343)	395	45	350	9%
Broadband Communications Segment	195	(255)	450	—	450	16%
Semiconductor Products Segment	(1,911)	(911)	(1,000)	—	(1,000)	-20%
Integrated Electronic Systems Segment	(171)	(159)	(12)	—	(12)	-1%
Other Products Segment	(516)	(288)	(228)	(16)	(212)	-32%
Adjustments & Eliminations	236	—	236	—	236	-11%

Segment Totals	(5,109)	(4,664)	(445)	29	(474)	-2%
General Corporate	(694)	(516)	(178)	—	(178)

Operating Earnings (Loss)	$(5,803)	$(5,180)	$(623)	$29	$(652)	-2%

	For the Year Ended December 31, 2000
	Segment Operating Earnings (Loss)
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items	% Sales
Personal Communications Segment	$(332)	$(856)	$524	$—	$524	4%
Global Telecom Solutions Segment	812	(135)	947	—	947	12%
Commercial, Govt, and Industrial Solutions Segment	443	(99)	542	37	505	13%
Broadband Communications Segment	367	(159)	526	—	526	15%
Semiconductor Products Segment	202	(556)	758	—	758	10%
Integrated Electronic Systems Segment	168	(54)	222	—	222	8%
Other Products Segment	(502)	(247)	(255)	(26)	(229)	-28%
Adjustments & Eliminations	(66)	—	(66)	—	(66)	2%

Segment Totals	1,092	(2,106)	3,198	11	3,187	9%
General Corporate	(197)	(113)	(84)	—	(84)

Operating Earnings (Loss)	$895	$(2,219)	$3,114	$11	$3,103	8%

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  Exhibit 99.1